Principal Funds, Inc.

Supplement dated December 15, 2017
to the Statement of Additional Information dated March 1, 2017 as revised May 2, 2017 and amended and restated June 12, 2017 and September 6, 2017 (as supplemented September 15, 2017, October 2, 2017 and November 1, 2017)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Under Other Investment Strategies and Risks - Preferred Securities, delete the first paragraph and replace with the following:
Preferred securities include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, tier 2 fixed and floating rate capital securities, alternative tier 1 securities, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

LEADERSHIP STRUCTURE AND OTHER SERVICES

Delete the second to the last sentence of the first paragraph, and replace with the following:
The Board is currently composed of eleven members, eight of whom are Independent Directors.
Under Independent Directors, delete all references to Christopher O. Blunt.
In the table under Management Information, delete the row for Christopher O. Blunt.
In the table under Independent Directors (not Considered to be “Interested Persons”), delete the column for Blunt.
In the table under Compensation, delete the row for Christopher O. Blunt.

INVESTMENT ADVISORY AND OTHER SERVICES

Replace the fourth paragraph under the Investment Advisors section with the following:
The following Funds have adopted a special cash management program, which is executed by PGI: International Fund I, LargeCap Growth Fund I, LargeCap Value III, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, SmallCap Growth Fund I, and SmallCap Value Fund II.

Effective on January 1, 2018, under the Contractual Management Fee Waivers section, delete the row for SmallCap Value II and replace with the following:

Contractual Fee Waivers
Fund	Waiver	Expiration
SmallCap Value II	0.040%	2/28/2019

PURCHASE AND REDEMPTION OF SHARES

In the Purchase of Shares section, add the following after the MidCap Fund section:

Money Market Fund
Effective as of the close of the New York Stock Exchange on January 18, 2018, Class C and Institutional Class Shares of the Fund will no longer be available for purchases or for exchanges from other series of the Principal Funds, Inc.

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